GOODWILL	12 Months Ended
Dec. 31, 2017
INTANGIBLE ASSETS, NET [Abstract]
Goodwill Disclosure [Text Block]
10.	GOODWILL

The changes in the carrying amount of goodwill were as follows:

	For years ended December 31,
	2016	2017

Balance at beginning of the year	$1,343	$655
Transfer out by the sale of Super TV	(597)	-
Impairment of Goodwill	-	(690)
Exchange rate difference	(91)	35
Balance at end of the year	$655	$-

For the years ended December 31, 2015, 2016 and 2017, the Group recognized impairment loss of nil, nil and $690 for the reporting unit of cloud computing-based services as the carrying amount exceeded its fair value due to negative estimated future cash flows.